UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026

Bumble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas		78756
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (512) 696-1409
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2026, Bumble Inc. (the “Company”) issued a press release announcing earnings for the first quarter ended March 31, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”) , or the Exchange Act.

Item 7.01 Regulation FD Disclosure.
As previously disclosed, on April 24, 2026, certain subsidiaries of the Company entered into a term loan credit agreement and a senior priority revolving credit agreement, and the proceeds of the term loan credit agreement, together with cash on hand, were used to refinance the Company’s previously existing credit facilities (the “Refinancing”). In connection with the Refinancing, the Company made available certain information (the “Disclosed Information”) to prospective lenders on a confidential basis. In satisfaction of the Company’s obligations to such prospective lenders, the Company made the Disclosed Information available on its investor relations website at https://ir.bumble.com. The information, which is titled “Private Lender Supplemental Information”, is posted to the Events & Presentations section of the investor relations website and will be available through June 30, 2026. The information found on, or otherwise accessible through, the Company’s investor relations website is not incorporated by reference herein.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release of Bumble Inc., dated May 5, 2026, announcing earnings for the first quarter ended March 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: May 5, 2026	By:	/s/ Kevin D. Cook
	Name:	Kevin D. Cook
	Title:	Chief Financial Officer
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